Taxes (Details 3) - USD ($)	Jun. 30, 2019	Jun. 30, 2018
Income Tax Disclosure [Abstract]
Deferred tax assets - beginning balance	$ 1,780,798	$ 1,543,718
NOL recognized	424,725	103,056
Temporary differences addition		100,117
Exchange rate difference	(86,231)	33,907
Total deferred tax assets	2,119,292	1,780,798
Valuation allowance	(1,772,097)	(997,887)
Deferred tax assets, net	$ 347,195	$ 782,911